UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SILEXION THERAPEUTICS CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-8-6286005

October 22, 2024

Dear Shareholder:

You are cordially invited to attend an extraordinary general meeting (the “extraordinary general meeting” or “meeting”) of Silexion Therapeutics Corp (“Silexion” or the “Company”), which will be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on Tuesday, November 12, 2024 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not speak at or vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/silexion/2024, or by calling 1-800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID 3913692#.

At the extraordinary general meeting, you will be asked to consider and approve a proposal to allow the Company’s board of directors to effect a reverse share split of the Company’s ordinary shares at a ratio of not less than 1-for-10 and not more than 1-for-20, with the exact ratio to be determined by the Company’s board of directors prior to the extraordinary general meeting and to be presented for approval by our shareholders at the meeting. The reverse share split is intended to enable us to maintain and/or restore our compliance with Nasdaq Listing Rule 5450(a)(1), which requires that our ordinary shares maintain a minimum bid price of $1.00 per share on an ongoing basis in order to remain listed on the Nasdaq Global Market. Depending on market conditions and the market price of the ordinary shares immediately prior to the extraordinary general meeting, our board of directors will determine which resolution— containing a specific reverse split ratio— will be presented at the meeting.

The formal notice of the extraordinary general meeting and the proxy statement for the meeting accompany this letter.

Whether or not you plan to attend the extraordinary general meeting, it is important that your shares be represented and voted at the meeting. After reading the attached formal notice and proxy statement, please promptly vote. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. You may also provide voting instructions online or via telephone, as described in the enclosed instructions.

If you have any questions or need assistance voting your ordinary shares, please contact Mirit Horenshtein Hadar, our Chief Financial Officer and Secretary, by calling +972-52-3141410, or by emailing mirit@silexion.com.

Thank you for your participation. We look forward to your continued support.

Sincerely,

/s/ Ilan Hadar
Chairman of the Board and Chief Executive Officer

Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-8-6286005

NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON TUESDAY, NOVEMBER 12, 2024

To Our Shareholders:

Silexion Therapeutics Corp, a Cayman Islands exempted company (“Silexion” or the “Company”) will hold an extraordinary general meeting (the “extraordinary general meeting” or “meeting”) at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on Tuesday, November 12, 2024 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/ silexion/2024. You can log into the virtual site of the extraordinary general meeting by using the control number included in your proxy materials. or by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada- standard rates apply), conference ID 3913692#.

We are holding this extraordinary general meeting to allow the Company’s board of directors to effect a reverse share split of the Company’s ordinary shares at a ratio of not less than 1-for-10 and not more than 1-for-20, with the exact ratio to be determined by the Company’s board of directors prior to the extraordinary general meeting and to be presented for approval by our shareholders at the meeting.

The reverse share split is intended to enable us to maintain and/or restore our compliance with Nasdaq Listing Rule 5450(a)(1), which requires that our ordinary shares maintain a minimum bid price of $1.00 per share on an ongoing basis in order to remain listed on the Nasdaq Global Market. Depending on market conditions and the market price of the ordinary shares immediately prior to the extraordinary general meeting, our board of directors will determine which resolution— containing a specific reverse split ratio— will be presented at the meeting.

Shareholders of record at the close of business on October 22, 2024 are entitled to notice of and to vote at the extraordinary general meeting and any adjournments or postponements of the extraordinary general meeting.

It is important that your shares be represented at this meeting. Whether or not you expect to attend the extraordinary general meeting, please vote at your earliest convenience by following the instructions in the enclosed proxy card or voting instruction form. Please review the detailed instructions regarding your voting options.

By Order of the Board of Directors,

/s/ Mirit Horenshtein Hadar
Chief Financial Officer and Secretary

Ramat-Gan, Israel
October 22, 2024

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Silexion Therapeutics Corp to be held on November 12, 2024:

This notice and the accompanying proxy statement are available free of charge at www.proxyvote.com.

Silexion Therapeutics Corp

12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-8-6286005

PROXY STATEMENT
FOR AN EXTRAORDINARY GENERAL MEETING

INFORMATION CONCERNING VOTING AND SOLICITATION

This proxy statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of Silexion Therapeutics Corp, a Cayman Islands exempted company (“we,” “us,” “our,” “Silexion,” the “Company” or “our company”), of proxies in the accompanying form to be used at the extraordinary general meeting of the Company (the “extraordinary general meeting” or “meeting”) to be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on Tuesday, November 12, 2024 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not speak at or vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/ silexion/2024 or by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID 3913692#.

This proxy statement is being mailed to shareholders on or about October 23, 2024.

IMPORTANT:

Please promptly vote via the enclosed proxy card or voting instruction form, via the Internet or telephone, or otherwise by following the instructions provided by your broker, bank or nominee, so that your shares can be represented at the extraordinary general meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE EXTRAORDINARY
GENERAL MEETING

Q. Why am I receiving these materials?

A. Our Board is soliciting your proxy to vote at an extraordinary general meeting of Silexion, including at any adjournments or postponements of the meeting. The extraordinary general meeting will be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on Tuesday, November 12, 2024 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, as well as virtually. You are invited to attend the extraordinary general meeting via live audio webcast, although you will be unable to vote on the proposal described in this proxy statement in person at the meeting if you attend in that manner. You do not need to attend the meeting in person to vote your shares, however. Instead, you may follow the instructions below to submit your proxy or voting instructions via a physical proxy card or voting instruction form, or by Internet or telephone. Shareholders are encouraged to vote or submit voting instructions to their bank, broker or other nominee in advance of the extraordinary general meeting by Internet or telephone as early as possible to avoid processing delays.

Q. Why are you holding the extraordinary general meeting?

A. We are holding the meeting in order to obtain our shareholders’ authorization for our board of directors effecting a reverse share split of the Company’s ordinary shares, par value $0.0001 per share (“ordinary shares”), at a ratio of not less than 1-for-10 and not more than 1-for-20 (the proposed reverse share split, the “Reverse Split Proposal” or the “Proposal”). The exact ratio of the reverse share split to be approved at the extraordinary general meeting will be determined by the Company’s board of directors prior to the meeting based on the market price of our ordinary shares and market conditions during the period leading up to, and immediately prior to, the meeting, and will be presented for approval by our shareholders (and/or their legally authorized proxies) at the meeting.

Q. Why are you proposing the Reverse Split Proposal?

A. The reverse share split is intended to enable us to maintain and/or restore our compliance with Nasdaq Listing Rule 5450(a)(1), which requires that our ordinary shares maintain a minimum bid price of $1.00 per share on an ongoing basis in order to remain listed on the Nasdaq Global Market. Depending on market conditions and the market price of the ordinary shares during the period leading up to, and immediately prior to, the extraordinary general meeting, our board of directors will determine which resolution— containing a specific reverse split ratio— will be presented for approval at the meeting.

Our maintenance of a share price that is comfortably above the $1.00 minimum bid price is furthermore in our best interest strategically, as it will assist us in raising capital to support our preclinical studies and clinical trials. Many potential desirable investors or financing sources would be unwilling to consider an investment in our company on reasonable terms or at all if our share price remains at or below the minimum $1.00 price level under the Nasdaq Listing Rules. We are currently advancing our SIL-204B platform product through preclinical and clinical development, which is expensive, and we expect our research and development expenses to increase substantially in connection with our ongoing activities, particularly as we advance our product candidates through clinical studies. If we are unable to obtain funding on a timely basis, we may be required to significantly curtail, delay, or discontinue one or more of our research, development or manufacturing programs or the commercialization of any product candidates, or be unable to expand our operations or otherwise capitalize on our business opportunities, as desired, which could materially adversely affect our business, financial condition, and results of operations.

Q. How will the reverse share split impact my ownership percentage and my holdings in the Company?

A. One principal effect of the reverse share split under any of possible ratios at which it would be carried out would be to decrease the number of our issued and outstanding ordinary shares. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the reverse split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our ordinary shares outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. Voting and other rights that accompany the ordinary shares would not be affected by the reverse split.

The reverse split will not have any dilutive effect on our shareholders. In addition, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain the same because the authorized number of our ordinary shares will be decreased in proportion to the ratio of between 1-for-10 and 1-for-20 at which the reverse split will be effected at the effective time of the reverse split. The remaining authorized shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, and/or establishing strategic relationships with other companies. We do not currently have any definitive plans, proposals or arrangements to issue any of the available authorized shares for any purposes, although we do intend to potentially issue shares pursuant to financing arrangements for our working capital needs.

Q. Will there be any other items of business on the agenda?

A. The extraordinary general meeting has been called only to consider the approval of the Reverse Split Proposal. Other than the approval of that proposal, which serves as the purpose of the extraordinary general meeting as reflected in the accompanying formal notice of the meeting, no other matters will be considered at the meeting.

Q. Who is entitled to vote?

A. Shareholders of record at the close of business on the record date, October 22, 2024 (the “record date”), may vote at the extraordinary general meeting. In addition, shareholders holding ordinary shares beneficially (in “street name”) (as described in response to the next question) as of the record date may instruct the record holder through which the shares are held how to vote their shares at the extraordinary general meeting. Each shareholder is entitled to one vote on the Proposal for each ordinary share held— whether of record or beneficially— as of the record date. As of the close of business on October 15, 2024, there were 13,827,814 of our ordinary shares outstanding.

Q. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A. Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, a shareholder of record. The notice of the meeting (along with the cover letter and this proxy statement) have been sent directly to you by us.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”. The notice of the meeting (along with the cover letter and this proxy statement) have been forwarded to you by your broker, bank, or nominee, which is considered, with respect to those shares, the shareholder of record.

Q. How do I vote?

A. You may vote through any of the following methods:

By Internet – Shareholders of record may submit proxies by following the Internet voting instructions on their proxy cards prior to the extraordinary general meeting. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees (www.proxyvote.com).

By Telephone – Shareholders of record may submit proxies by following the telephone voting instructions on their proxy cards prior to the extraordinary general meeting. Most shareholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or other nominees.

By Mail – Shareholders of record may submit a hard copy of the proxy card that was included with this proxy statement that was mailed to you (assuming that you received a hard copy of this proxy statement) by completing, signing and dating the proxy card and returning it in the prepaid envelope enclosed with the proxy card. Please sign your name exactly as it appears on the proxy card. If you return your signed proxy card but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the Proposal. Shareholders who hold ordinary shares beneficially in street name may provide voting instructions by mail by completing, signing, dating and mailing, in the enclosed prepaid envelope, the voting instruction form provided to them by their brokers, banks or other nominees.

In Person – Shareholders of record who attend the extraordinary general meeting in person may vote at the extraordinary general meeting, in which case any votes that they have previously submitted (via any of the above-described methods for voting) will be superseded by the vote that they cast at the extraordinary general meeting. Any such shareholder of record needs to bring proof of ownership of his, her or its ordinary shares (such as a copy of a share certificate or a statement showing book-entry shares) as of the record date for the meeting. Shares held beneficially in street name may be voted in person at the meeting only if the beneficial owner brings the requisite documentation, namely: (i) proof that he, she or it owned the shares in a brokerage, trustee or nominee account as of the record date (such as a brokerage account statement), and (ii) a legal proxy from the broker, trustee or nominee that owns the shares of record giving the beneficial owner the right to vote the shares. Even if you plan to attend the meeting in person, we recommend that you also submit your proxy card or voting instruction form, or vote via the internet or telephone, as described above, so that your vote will be counted if you later decide not to attend the meeting.

Please note that shares held in your name as a shareholder of record or shares owned by you beneficially may not be voted while you attend the extraordinary general meeting virtually. You will be able to listen to the proceedings at the meeting via virtual attendance, and you will be able to submit a question to the parties at the meeting virtually. However, you will not be able to speak at the meeting or to submit your vote via virtual attendance. To attend the meeting virtually, please go to https://www.cstproxy.com/ silexion/2024.

Even if you plan to attend the extraordinary general meeting in person at vote at the meeting, we recommend that you also submit your proxy or voting instructions or vote via Internet, telephone or mail prior to the meeting so that your vote will be counted if you later decide not to attend the meeting in person.

Q. Can I change my vote or revoke my proxy?

A. You may change your vote or revoke your proxy at any time prior to the vote at the extraordinary general meeting. If you submitted your proxy by Internet or telephone, you may change your vote or revoke your proxy by submitting a later-dated Internet or telephone proxy, as the case may be. If you are a shareholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the extraordinary general meeting, a valid, later-dated proxy card. Attendance at the extraordinary general meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote at the extraordinary general meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your voting instructions previously submitted to your broker, bank or other nominee, you must obtain a legal proxy through your broker, bank or nominee and present it to the tabulation agent in advance of the extraordinary general meeting. Please consult the voting instructions provided to you by your broker, bank or other nominee or please contact your broker, bank or nominee for more information.

Q. What majority is needed for approval of the Reverse Split Proposal, and how are votes counted?

A. Under the laws of the Cayman Islands and our Amended and Restated Memorandum and Articles of Association, the approval of the Reverse Split Proposal requires the affirmative vote of an ordinary resolution under Cayman Islands law, being a resolution passed by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution. Abstentions will have no effect on the outcome of the vote on the Reverse Split Proposal under Cayman Islands law.

If you provide your vote or voting instructions on the Reverse Split Proposal, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form but do not provide a vote or voting instructions, your shares will be voted in accordance with the recommendation of our Board (i.e., “FOR” the Reverse Split Proposal).

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may be subject to a “broker non-vote”. Generally, a broker non-vote occurs on a matter when a broker or nominee does not have discretionary voting authority to vote on that matter without instructions from the beneficial owner and instructions are not given. Discretionary items are proposals considered “routine” under the rules governing brokers and nominees. For such proposals considered “routine”, the broker or nominee may exercise discretion and vote your shares, despite your lack of instruction. In tabulating the voting result, shares that constitute broker non-votes are not considered votes cast. Thus, broker non-votes will not affect the outcome of the vote on the Reverse Split Proposal assuming that a quorum is obtained. The Reverse Split Proposal is considered “routine”, and therefore, broker non-votes are not expected to exist with respect to this proposal.

The table below summarizes the vote required to approve the Reverse Split Proposal to be considered at the extraordinary general meeting, the Board’s recommendation as to how to vote, and the impact of abstentions and broker non-votes on the tally of votes:

Proposal	Board Recommendation	Vote Required for Approval	Effect of Abstentions(1)	Broker Discretionary Voting Allowed?(2)

Reverse Split Proposal	FOR	The affirmative vote “FOR” by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy	No effect Not considered votes cast on this proposal	Yes. Brokers without voting instructions will have discretionary authority to vote.

(1)	As noted below, abstentions will be counted as present for purposes of establishing a quorum at the extraordinary general meeting.
(2)
Only relevant if you are the beneficial owner of shares held in street name. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on the item of business at the extraordinary general meeting.

Q. What constitutes a quorum?

A. The presence in person or by proxy at the extraordinary general meeting of the holders of a majority of the ordinary shares outstanding on the record date (October 22, 2024) will constitute a quorum. As of the close of business on October 15, 2024, there were 13,827,814 of our ordinary shares issued and outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q. How are proxies solicited?

A. Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our ordinary shares.

Q. Why are we holding the extraordinary general meeting also in virtual format?

A. The extraordinary general meeting will be held in primary part in person, but we will also enable shareholders to attend via a virtual meeting format, whereby our shareholders will be able to listen to the proceedings and raise questions to the officers of the Company who are present in person, via a live audio webcast. Shareholders will not be able to vote via the virtual meeting format, however. We believe that the virtual meeting format will expand shareholder access and participation.

Q. How can I attend the extraordinary general meeting in person or virtually?

A. The extraordinary general meeting will be held at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet, by visiting https://www.cstproxy.com/silexion/2024 or via telephone, by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID 3913692#, whereby our shareholders will be able to listen to, and submit questions during (but not vote at), the meeting. The extraordinary general meeting will begin promptly at 9:00 a.m., Eastern time (US)/ 4:00 p.m. local (Israel) time, on Tuesday, November 12, 2024. We encourage you to access the virtual meeting website prior to the start time.

REVERSE SPLIT PROPOSAL

Background

Nasdaq Minimum Bid Price Requirement

Because our ordinary shares and warrants are listed on the Nasdaq Global Market under the trading symbols “SLXN” and “SLXNW”, respectively, we are subject to certain qualitative listing standards. In particular, Nasdaq Listing Rule 5450(a)(1) requires that our ordinary shares maintain a minimum closing bid price of $1.00 per share on an ongoing basis (the “Minimum Bid Price Requirement”).

The business combination transaction whereby we become a publicly-traded company with securities listed on Nasdaq (the “Business Combination”) was completed on August 15, 2024 pursuant to an amended and restated business combination agreement, dated as of April 3, 2024, as amended (the “Business Combination Agreement”). That transaction was consummated by and among, in principal part, Moringa Acquisition Corp (a Cayman Islands exempted company which was a special purpose acquisition company, or SPAC) (“Moringa”), Silexion Therapeutics Ltd. (a private Israeli company) (“Silexion Subsidiary”), and our company (a newly formed company that lacked operations). As a result of the Business Combination, Moringa and Silexion Subsidiary became wholly-owned subsidiaries of our company, and our ordinary shares and warrants began to trade on the Nasdaq Global Market on August 16, 2024. Since that time, through the date of this proxy statement, the closing price for our ordinary shares has ranged from a high of $1.95 (on August 16, 2024) to a low of $0.369 (on October 18, 2024). Since September 16, 2024, the closing bid price for our ordinary shares has been below $1.00. If the closing bid price for our ordinary shares were to continue to remain below the required $1.00 level for 30 or more consecutive trading days, we would be in violation of Nasdaq’s Minimum Bid Price Requirement and we would receive a Nasdaq deficiency notice in respect of that violation.

The market price of our ordinary shares reflects a variety of factors, most importantly, the progress of, and prospects related to, the development of our potential products, as well as additional factors such as our financial condition, market conditions for biotechnology companies generally, and conditions related to our location in Israel. Even if we continue to report positive results and progress towards the development of our Silexion Subsidiary’s product candidates, we may nevertheless not see an improvement in our share price, since many of the factors impacting that price are beyond our control.

Rationale for Increasing/Maintaining Market Price

Our maintenance of a share price that is comfortably above the $1.00 minimum bid price level is a key strategic interest of ours, as it will assist us in raising capital to continue to support our preclinical studies and clinical trials. We (through our Silexion Subsidiary) are currently advancing our SIL-204B platform product through preclinical and clinical development, which is expensive, and we expect our research and development expenses to increase substantially in connection with our ongoing activities, particularly as we advance our product candidates through clinical studies. If we are unable to attract desirable investors that provide financing on a timely basis, we may be required to significantly curtail, delay, or discontinue one or more of our research, development or manufacturing programs or the commercialization of any product candidates, or be unable to expand our operations or otherwise capitalize on our business opportunities, as desired, which could materially adversely affect our business, financial condition, and results of operations.

To date, we have financed the operations of our Silexion Subsidiary primarily through the sale of equity securities and through royalty-bearing grants that the Silexion Subsidiary received from Israel’s Innovation Authority. The amount of our future net losses will depend, in part, on the rate of our future expenditures and our ability to obtain funding through equity or debt financings, strategic collaborations, or grants. Many potential desirable investors or financing sources would be unwilling to consider an investment in our company on reasonable terms or at all if our share price remains at or below the minimum $1.00 price level under the Nasdaq Listing Rules, in part due to a fear that our ordinary shares and warrants may be delisted from Nasdaq, which would likely reduce liquidity and increase volatility in our trading price.

In order to avoid a violation of Nasdaq’s Minimum Bid Price Requirement, or to remedy such a violation should it occur prior to the date of the extraordinary general meeting, we are proposing to our shareholders to approve, at the meeting, a reverse share split at a set ratio, which will be between 1-for-10 and 1-for-20, inclusive, which should have the immediate impact of boosting the bid price per share by a proportionate ratio, due to the deemed relatively higher value attributable to each ordinary share following such a reverse split. The actual ratio within this range will be presented to our shareholders for approval at the meeting.

Impact of Reverse Share Split on Our Ordinary Shares

One principal effect of the reverse share split under any of possible ratios at which it would be carried out would be to decrease the number of our issued and outstanding ordinary shares. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the reverse split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our ordinary shares outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. Voting and other rights that accompany the ordinary shares would not be affected by the reverse split.

The reverse split will not have any dilutive effect on our shareholders. In addition, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain the same because the authorized number of our ordinary shares will be decreased in proportion to the ratio of between 1-for-10 and 1-for-20 at the effective time of the reverse split, as the case may be. The remaining authorized shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, and/or establishing strategic relationships with other companies. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares for any purposes.

Implementation of Reverse Share Split

The Board intends to effect a reverse share split pursuant to the Reverse Split Proposal, if that proposal is approved, only if the Board believes that a decrease in the number of ordinary shares outstanding is likely to improve the trading price of our ordinary shares, and if needed in order maintain or restore compliance with the Minimum Bid Price Requirement and only if the implementation of a reverse share split is determined by the Board to be in the best interests of the Company and its shareholders.

The Board believes that it is in the best interest of the Company and its shareholders and is hereby soliciting shareholder approval to effect a reverse share split of all the Company’s issued and outstanding ordinary shares at a ratio of not less than 1-for-10 and not more than 1-for-20, inclusive. The exact ratio of the reverse split to be presented for approval by our shareholders at the extraordinary general meeting will be determined by our Board prior to the meeting based on market conditions and the market price of the ordinary shares during the period leading up to, and immediately prior to, the meeting.  Our board of directors will determine which resolution— containing a specific reverse split ratio— will be presented for approval at the meeting, whereby, assuming shareholder approval of the Proposal, on the effective date of the reverse share split, all of the Company’s issued and unissued ordinary shares will be, automatically and without any action on the part of the shareholders, combined, converted and changed into new ordinary shares in accordance with that reverse share split ratio. If the shareholders approve the Reverse Split Proposal, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the shareholders, to effect a reverse share split at the approved ratio any time after the approval of the shareholders.

The Board believes that our solicitation of shareholder approval of an exchange ratio within a range in connection with the Reverse Split Proposal, which will only be set by the Board immediately prior to the meeting, provides the Board with flexibility to achieve the purposes of any such reverse share split that may be effected. The additional time between the date of this proxy statement and the date of the extraordinary general meeting will enable the Board to analyze market conditions and our share price and determine what ratio within the range described in this Proposal best fulfills the purposes of the reverse share split. The determination will be made by the Board with the intention to create the greatest marketability of the Company’s ordinary shares based upon prevailing market conditions at that time. The Board reserves its right to elect not to proceed, and abandon, the reverse share split if it determines, in its sole discretion, that implementing such reverse share split is not in the best interests of the Company and its shareholders. We currently anticipate, however, that the Board will implement the reverse share split promptly after (and subject to) shareholder approval of the Proposal at the meeting.

We cannot assure you that, to the extent we receive a deficiency notice concerning the Minimum Bid Price Requirement prior to effecting a reverse share split, we will be able to immediately restore our compliance with that requirement through the reverse split, which would require the closing bid price of our ordinary shares to rise above $1.00 for 10 consecutive trading days. There can be no assurance that the price per share of our ordinary shares immediately after a reverse share split will increase proportionately to that reverse share split, or that any increase will be sustained for any period of time. We cannot guarantee that if we do remedy any deficiency in complying with the Minimum Bid Price Requirement, that we will thereafter maintain that compliance. We also cannot assure you that an active and liquid public market for our ordinary shares will exist or be maintained post-reverse split. Further, regardless of our compliance with the Minimum Bid Price Requirement, the listing of our shares on the Nasdaq Global Market may be halted or discontinued if we are unable to maintain compliance with any other Nasdaq continued listing requirement for any reason. Please see the “Risk Factors” section below.

Fractional Shares

Shareholders would not receive fractional ordinary shares in connection with the reverse share split. In lieu of any fractional shares, we will round up to the nearest whole share the number of ordinary shares issuable to any shareholder who would otherwise hold a fractional share as a result of the number of ordinary shares held by it before the reverse share split not being evenly divisible by the reverse split ratio. For example, if a shareholder holds 150.75 ordinary shares following the reverse share split, that shareholder will be issued 151 ordinary shares. No shareholders will receive cash in lieu of fractional shares.

We do not expect the reverse share split and the rounding up of fractional shares to whole shares to result in a significant change in the relative percentage ownership of our various shareholders.

Effect on Ordinary Shares, Authorized Ordinary Shares and Par Value

If the reverse share split is approved by our shareholders and our Board implements the reverse share split, then as of the effective time, all ordinary shares (issued and unissued) will automatically be combined into new ordinary shares in accordance with the reverse share split ratio and our ordinary shares will have a new CUSIP number. Additionally, the number of authorized ordinary shares would be reduced and the par value of all of the ordinary shares would be adjusted upwards in a corresponding manner, each proportionate to the reverse share split ratio.

Effect on Outstanding Equity Awards, Warrants, and Equity Plans

If the reverse share split is approved by our shareholders and our Board implements the reverse share split, as of the effective time, proportionate adjustments will be made to (i) the number of ordinary shares that are subject to all then-outstanding equity awards and warrants, such that fewer shares would underlie such awards and warrants, (ii) the exercise price of all then-outstanding options and warrants, such that the per share exercise price of each such option and warrant would be increased, and (iii) the number of ordinary shares available for issuance under the our equity incentive plans, such that fewer shares will be subject to such plans.

Illustration

For purposes of illustration, the following table contains approximate information relating to the number of our ordinary shares if the reverse share split is effected at a ratio of 1-for-10, 1-for-15 or 1-for-20 based on share information as of the close of business on October 1, 2024.

	Pre-Reverse Split	1-for-10	1-for-15	1-for-20
Authorized Ordinary Shares, Issued*	13,827,814	1,382,782	921,855	691,391
Authorized Ordinary Shares, Unissued	186,172,186	18,617,218	12,411,479	9,308,609
Ordinary shares reserved for future issuance pursuant to equity incentive plans	1,565,739	156,574	104,383	78,287
Ordinary shares subject to outstanding equity- based awards	236,781	23,679	15,786	11,840
Shares issuable upon exercise of outstanding warrants	5,940,000	594,000	396,000	297,000

____________
*Does not account for potential adjustments due to the treatment of fractional shares resulting from the reverse share split.

Accounting Consequences

The reverse share split will not have an effect on the stated capital attributable to ordinary shares on our balance sheet because the par value of each of the ordinary shares will be increased by the same ratio as the ratio contemplated by the reverse share split. Reported net income or loss per ordinary share and book value per ordinary share will be higher because there will be fewer ordinary shares.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the reverse share split to U.S. Holders (as defined below) of our ordinary shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change, possibly with retroactive effect. No assurance can be given that the Internal Revenue Service (the “IRS”) will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the reverse share split.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of our ordinary shares that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) the administration of which is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold our ordinary shares as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired our ordinary shares as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to U.S. Holders holding our ordinary shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns our ordinary shares, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and of any member of such an entity, is not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns our ordinary shares, and any members of such an entity, are encouraged to consult their respective tax advisors.

U.S. HOLDERS OF OUR ORDINARY SHARES ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend for the reverse share split to qualify as a “recapitalization” for U.S. federal income tax purposes and, consequently, as a “reorganization” within the meaning of Section 368(a) of the Code. Assuming the reverse share split so qualifies:

•	a U.S. Holder will not recognize gain or loss as a result of the reverse share split;

•
the aggregate tax basis of our ordinary shares received by a U.S. Holder in the reverse share split will be equal to the aggregate tax basis of the ordinary shares surrendered in exchange therefor; and

•	the holding period of our ordinary shares received by a U.S. Holder in the reverse share split will include the holding period of the ordinary shares exchanged therefor.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among our ordinary shares acquired by a shareholder on different dates and at different prices. U.S. Holders that acquired our ordinary shares on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such ordinary shares.

Procedures for Effecting Reverse Share Split

As soon as practicable after the effective date of the reverse share split, the Company’s shareholders will be notified that the reverse share split has been effected.

Registered “Book-Entry” Holders of Ordinary Shares

As all of the outstanding ordinary shares are held in book-entry form, you will not need to take any action to receive post-reverse share split ordinary shares. As soon as practicable after the effective time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse share split ordinary shares you hold.

Beneficial Holders of Ordinary Shares

Upon the implementation of the reverse share split, we intend to treat ordinary shares held by shareholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of our ordinary shares. Banks, brokers, custodians or other nominees will be instructed to effect the reverse share split for their beneficial holders holding our ordinary shares in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the reverse share split. If a shareholder holds our ordinary shares with a bank, broker, custodian, or other nominee and has any questions in this regard, he, she or it is encouraged to contact his, her or its bank, broker, custodian, or other nominee.

Proposed Resolutions

At the extraordinary general meeting, our Board will present to our shareholders one of the following three resolutions (or such other resolution as reflects a reverse split ratio of between 1-for-10 and 1-for-20) for approval, subject to the determination of the Board based on market conditions and the market price of the ordinary shares during the period leading up to, and immediately prior to, the meeting:

(i)	Scenario 1: The Board presents a 1-for-10 reverse share split for approval:

RESOLVED, as an ordinary resolution, that, subject to the determination, confirmation and approval of the board of directors of the Company that this resolution is an effective means of maintaining, or if necessary, regaining, compliance with the minimum bid price requirement for the continued listing of the ordinary shares of the Company on The Nasdaq Global Market and initially adjusting the market price of the ordinary shares to be within the range of $3.00 to $10.00, the authorized share capital of the Company be consolidated as follows:

from US$20,000 divided into 200,000,000 ordinary shares of a par value of US$0.0001 each,

to US$20,000 divided into 20,000,000 ordinary shares of a par value of US$0.0010 each by

(a) the consolidation of all issued ordinary shares (as of October 1, 2024, 13,827,814 issued shares) of a par value of US$0.0001 into issued ordinary shares (based on the number of issued shares as of October 1, 2024, 1,382,782 issued ordinary shares) of a par value of US$0.0010, and

(b) the consolidation of all unissued ordinary shares (as of October 1, 2024, 186,172,186 unissued shares) of a par value of US$0.0001 into unissued ordinary shares (based on the number of unissued shares as of October 1, 2024, 18,617,218 unissued shares) of a par value of US$0.0010.

(ii)	Scenario 2: The Board presents a 1-for-15 reverse share split for approval:

RESOLVED, as an ordinary resolution, that, subject to the determination, confirmation and approval of the board of directors of the Company that this resolution is an effective means of maintaining, or if necessary, regaining, compliance with the minimum bid price requirement for the continued listing of the ordinary shares of the Company on The Nasdaq Global Market and initially adjusting the market price of the ordinary shares to be within the range of $3.00 to $10.00, the authorized share capital of the Company be consolidated as follows:

from US$20,000 divided into 200,000,000 ordinary shares of a par value of US$0.0001 each,

to US$20,000 divided into 13,333,334 ordinary shares of a par value of US$0.0015 each by

(a) the consolidation of all issued ordinary shares (as of October 1, 2024, 13,827,814 issued shares) of a par value of US$0.0001 into issued ordinary shares (based on the number of issued shares as of October 1, 2024, 921,855 issued ordinary shares) of a par value of US$0.0015, and

(b) the consolidation of all unissued ordinary shares (as of October 1, 2024, 186,172,186 unissued shares) of a par value of US$0.0001 into unissued ordinary shares (based on the number of unissued shares as of October 1, 2024, 12,411,479 unissued shares) of a par value of US$0.0015.

(iii)	Scenario 3: The Board presents a 1-for-20 reverse share split for approval:

RESOLVED, as an ordinary resolution, that, subject to the determination, confirmation and approval of the board of directors of the Company that this resolution is an effective means of maintaining, or if necessary, regaining, compliance with the minimum bid price requirement for the continued listing of the ordinary shares of the Company on The Nasdaq Global Market and initially adjusting the market price of the ordinary shares to be within the range of $3.00 to $10.00, the authorized share capital of the Company be consolidated as follows:

from US$20,000 divided into 200,000,000 ordinary shares of a par value of US$0.0001 each,

to US$20,000 divided into 10,000,000 ordinary shares of a par value of US$0.0020 each by

(a) the consolidation of all issued ordinary shares (as of October 1, 2024, 13,827,814 issued shares) of a par value of US$0.0001 into issued Ordinary Shares (based on the number of issued shares as of October 1, 2024, 691,391 issued ordinary shares) of a par value of US$0.0020, and

(b) the consolidation of all unissued Ordinary Shares (as of October 1, 2024, 186,172,186 unissued shares) of a par value of US$0.0001 into unissued Ordinary Shares (based on the number of unissued shares as of October 1, 2024, 9,308,609 unissued shares) of a par value of US$0.0020.

Vote Required for Approval

The approval of the Reverse Split Proposal requires the affirmative vote of an ordinary resolution under Cayman Islands law, being a resolution passed by an ordinary majority of Silexion’s shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution.

Board Recommendation

The Board Recommends a Vote “FOR” the Reverse Split Proposal.

RISK FACTORS RELATED TO THE REVERSE SHARE SPLIT

A reverse share split may negatively impact the market for our ordinary shares.

Factors such as the results of our pre-clinical and clinical trials, progress in seeking regulatory approval for our product candidates, our financial results, developments involving our competitors, market conditions and the market perception of our product candidates may adversely affect the market price of our ordinary shares. As a result, there can be no assurance that the total market capitalization of our ordinary shares after the proposed reverse share split will be equal to or greater than the total market capitalization before the proposed reverse share split, or that the per share market price of our ordinary shares following the reverse share split will increase in proportion to the reduction in the number of ordinary shares outstanding before the reverse share split. A decline in the market price of our ordinary shares after the reverse share split may result in a greater percentage decline than would occur in the absence of a reverse share split.

In addition to market price, the liquidity of our ordinary shares may also be adversely affected by the reverse share split, given the reduced number of ordinary shares that will be outstanding following the reverse share split.

The reverse share split may furthermore increase the number of our shareholders who own odd lots (less than 100 shares). Any shareholder who owns fewer than 1,000 to 2,000 ordinary shares, depending on the final ratio, prior to the reverse share split will own fewer than 100 ordinary shares following the reverse share split. Shareholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Following, and as a partial result of, a reverse share split, our ordinary shares may experience extreme price volatility unrelated to our actual or expected operating performance, financial condition or prospects, making it difficult for prospective investors to assess the rapidly changing value of our ordinary shares.

Recently, there have been instances of extreme share price run-ups followed by rapid price declines and strong share price volatility with a number of relatively new public companies, especially among companies with relatively smaller public floats. As a relatively small-capitalization company with relatively small public float, we may experience greater share price volatility, extreme price run-ups, lower trading volume and less liquidity than large-capitalization companies. The potential decrease in liquidity due to the reverse share split may heighten our exposure to those trading trends. In particular, following a reverse share split, our ordinary shares may be subject to rapid and substantial price volatility, low volume of trades, and large spreads in bid and ask prices. Such volatility, including any stock run up, may be unrelated to our actual or expected operating performance, financial condition or prospects, making it difficult for prospective investors to assess the rapidly changing value of our ordinary shares.

In addition, if the trading volumes of our ordinary shares are low, persons buying or selling in relatively small quantities may easily influence prices of our ordinary shares. This low volume of trades could also cause the price of our ordinary shares to fluctuate greatly, with large percentage changes in price occurring in any trading day session. Holders of our ordinary shares may also not be able to readily liquidate their investment or may be forced to sell at depressed prices due to low volume trading. If high spreads between the bid and ask prices of our ordinary shares exist at the time of a purchase, the shares would have to appreciate substantially on a relative percentage basis for an investor to recoup their investment. Broad market fluctuations and general economic and political conditions (including in Israel, where our operations are centered) may also adversely affect the market price of our ordinary shares.

As a result of this volatility, investors may experience losses on their investment in our ordinary shares. A volatile market price of our ordinary shares also could adversely affect our ability to issue additional ordinary shares or other securities and our ability to obtain additional financing in the near future, which is a key strategic goal for us, thereby frustrating our ability to achieve one of the key purposes of our reverse share split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of Silexion ordinary shares as of October 1, 2024 by:

●	each person who is the beneficial owner of more than 5% of the outstanding Silexion ordinary shares;

●	the Company’s named executive officer and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership, we include, as outstanding, those ordinary shares that are subject to warrants held by that person that are currently exercisable or exercisable within 60 days of October 1, 2024. We do not deem those shares to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Silexion ordinary shares beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Silexion Therapeutics Corp,12 Abba Hillel Road, Ramat-Gan, Israel 5250606 .

The percentage ownership of Silexion ordinary shares is based on 13,827,814 Silexion ordinary shares outstanding as of October 1, 2024, after giving effect to the various adjustments to the issued share capital of Silexion that occurred at the closing of the Business Combination, as well as subsequent issuances of an additional 4,059,418 ordinary shares, in the aggregate, pursuant to an equity line of credit that we have had in place with White Lion Capital, LLC.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary Shares
Directors and Executive Officers of New Silexion:
Ilan Hadar	280,438	(2)	2.0%
Dror Abramov	39,829		*
Ruth Alon	54,325		*
Ilan Levin(3)	2,066,610	(4)	14.8%
Avner Lushi(5)	1,987,082	(6)	14.4%
Shlomo Noy(7)	1,987,082	(6)	14.4%
Dr. Mitchell Shirvan	196,992	(8)	1.4%
Mirit Horenshtein Hadar, CPA	56,772		*

All executive officers and directors as a group (8 individuals)	4,682,048		33%
Five Percent Holders:
Moringa Sponsor, LP and affiliated entities (3)	2,066,610	(4)	14.8%
Guangzhou Sino-Israel Biotech Fund(9)	1,987,082	(6)	14.4%
Wildcat Partner Holdings LP(10)	1,020,852		7.4%

*	Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Silexion Therapeutics Corp, c/o Silexion Therapeutics Corp,12 Abba Hillel Road, Ramat-Gan, Israel 5250606.

(2)	Includes 129,045 Silexion ordinary shares issuable upon exercise of options, at an exercise price of $6.72 per share, all of which are vested and currently exercisable.

(3)
The shares reported in this row are held of record by Moringa Sponsor, LP, which was the sponsor of Moringa (the “Moringa Sponsor”), and/or by an investor in the private placement transaction consummated immediately prior to the closing of the Business Combination (the “PIPE”), Greenstar, L.P. (the “PIPE Investor”), each a Cayman Islands exempted limited partnership, as described in footnote (4) below. Moringa Partners Ltd., an Israeli company that is wholly-owned by Mr. Ilan Levin, serves as the sole general partner of each of the Moringa Sponsor and the PIPE Investor. Mr. Levin, a director of Silexion, is the sole director of that general partner. As a result of his ownership of that general partner, Mr. Levin possesses sole voting and investment authority with respect to the shares indirectly held by the Moringa Sponsor and the PIPE Investor. The limited partnership interests of the Moringa Sponsor and the PIPE Investor are held by various individuals and entities, including Mr. Levin. Mr. Levin disclaims beneficial ownership of the securities held by the Moringa Sponsor and the PIPE Investor other than to the extent of his direct or indirect pecuniary interest in such securities. The address of each of the entities beneficially owning the shares that are reported in this row is c/o Moringa Acquisition Corp, 250 Park Avenue, 7th floor, New York, NY 10177.

(4)
Consists of the total of: (i) 1,337,325 Silexion ordinary shares issued to the Moringa Sponsor as Sponsor Investment Shares (as defined under the Business Combination Agreement); (ii) 352,857 Silexion ordinary shares issued to the Moringa Sponsor upon the closing of the Business Combination due to the conversion, on a one-for-one basis, of the 352,857 Moringa private shares held by it; (iii) 176,429 Silexion ordinary shares underlying Silexion warrants issued to the Moringa Sponsor upon the closing of the Business Combination due to the conversion, on a one-for-one basis, of the 176,429 Moringa private warrants held by the Moringa Sponsor (which Silexion warrants are exercisable beginning 30 days after the closing date of the Business Combination); and (iv) 200,000 Silexion ordinary shares issued to the PIPE Investor in respect of the PIPE. The foregoing beneficial ownership of Silexion ordinary shares by the Moringa Sponsor does not include any ordinary shares issuable upon conversion of amounts owed to the Moringa Sponsor that are evidenced by an amended and restated convertible promissory note in a principal amount of $3,433,000, which is held by the Moringa Sponsor, as the potential number of such ordinary shares, and the timing of issuance of such shares pursuant to the convertible promissory note, cannot be determined in advance.

(5)
The shares reported in this row consist entirely of Silexion ordinary shares held of record by Guangzhou Sino-Israel Biotech Fund (“GIBF”), with respect to which Mr. Lushi possesses shared voting and investment authority as a result of his serving as a Managing Partner and CEO of GIBF.

(6)
Includes 1,835,733 Silexion ordinary shares issued to GIBF at the closing of the Business Combination in respect of its transfer of its noncontrolling interest in Silexion Subsidiary’s Chinese subsidiary, Silenseed (China) Ltd., to Silexion, which was effected prior to the closing of the Business Combination.

(7)
The shares reported in this row consist entirely of Silexion ordinary shares held of record by GIBF, with respect to which Mr. Noy possesses shared voting and investment authority as a result of his serving as Chief Medical Officer of GIBF.

(8)	Includes 64,522 Silexion ordinary shares issuable upon exercise of options, at an exercise price of $6.72 per share, all of which are vested and currently exercisable.

(9)
The address of this shareholder is 34 Ha’Barzel St., Tel-Aviv 6971052 Israel. Each of Avner Lushi and Shlomo Noy may be deemed to share voting and investment power over the securities beneficially owned by GIBF.

(10)
The address of this shareholder is 301 Commerce Street, Suite 3150, Fort Worth, Texas 76102. Len Porter may be deemed to have sole voting and investment power over the securities beneficially owned by Wildcat Partner Holdings LP.

OTHER MATTERS

The Board knows of no matters, other than those referred to in this proxy statement, which may properly come before the extraordinary general meeting or other matters incident to the conduct of the meeting. As to any item or proposal that may properly come before the meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board

/s/ Mirit Horenshtein Hadar
Chief Financial Officer and Secretary

Ramat-Gan, Israel
October 22, 2024

Annex A

PROXY CARD

SILEXION THERAPEUTICS CORP
12 Abba Hillel Road
Ramat-Gan, Israel 5250606

EXTRAORDINARY GENERAL MEETING
OF THE COMPANY

NOVEMBER 12, 2024

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

SILEXION THERAPEUTICS CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF THE COMPANY
TO BE HELD ON NOVEMBER 12, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, each dated October 22, 2024, (the “Proxy Statement”) in connection with the extraordinary general meeting of Silexion Therapeutics Corp (“Silexion” or the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m., Eastern time (4:00 p.m., local time) on November 12, 2024 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposal, and hereby appoints Ilan Hadar, Mirit Horenshtein Hadar and Jonathan M. Nathan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE REVERSE SPLIT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of the Company to be held on November 12, 2024:

The notice of Meeting and the accompanying Proxy Statement/Prospectus are available at:
www.proxyvote.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.	Please mark ☒ votes as indicated in this example

Reverse Split Proposal	FOR	AGAINST	ABSTAIN
To approve any of the following possible resolutions, or any other resolution reflecting a reverse share split ratio of between 1-for-10 and 1-for-20, each of which approves an alternative reverse share split at a specific ratio, only one of which will be presented by the Company’s board of directors at the extraordinary general meeting for approval, depending upon certain factual criteria being fulfilled. The examples of alternatives for the ordinary resolution to be presented are as follows:

Alternative 1.- Every 10 ordinary shares of a par value of US$0.0001, whether issued or unissued, shall be consolidated into one ordinary share with a par value of US$0.0010 (the “1-for-10 Consolidation”), provided that the 1-for-10 Consolidation is conditional and shall become effective upon (i) the Company’s directors passing a resolution to approve the 1-for-10 Consolidation on or before November 30, 2024, and (ii) at the time of such resolution, neither the 1-for-15 Consolidation nor the 1-for-20 Consolidation (each, as defined below) have become effective.

Alternative 2.- Every 15 ordinary shares of a par value of US$0.0001, whether issued or unissued, shall be consolidated into one ordinary share with a par value of US$0.0015 (the “1-for-15 Consolidation”), provided that the 1-for-15 Consolidation is conditional and shall become effective upon (i) the Company’s directors passing a resolution to approve the 1-for-15 Consolidation on or before November 30, 2024, and (ii) at the time of such resolution, neither the 1-for-10 Consolidation nor the 1-for-20 Consolidation (as defined below) have become effective.

Alternative 3.- Every 20 ordinary shares of a par value of US$0.0001, whether issued or unissued, shall be consolidated into one ordinary share with a par value of US$0.0020 (the “1-for-20 Consolidation”), provided that the 1-for-20 Consolidation is conditional and shall become effective upon (i) the Company’s directors passing a resolution to approve the 1-for-20 Consolidation on or before November 30, 2024, and (ii) at the time of such resolution, neither the 1-for-10 Consolidation nor the 1-for-15 Consolidation  have become effective.
	☐	☐	☐

Date: _______________, 2024
Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE REVERSE SPLIT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.